UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): January 9, 2007

                        Commission File Number: 333-11625

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                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                           94-3240473
 ---------------------------                               ---------------
(State or other Jurisdiction                              (I.R.S. Employer
     of incorporation)                                  Identification Number)


  100 Pine Street
  Suite 2450
  San Francisco, California                                      94111
  --------------------------------------                        --------
  (Address of principal executive office)                      (zip code)


                                 (415) 288-9595
               --------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 9, 2007, Capital Alliance Income Trust, Ltd. ("CAIT") received a notice of noncompliance from the American Stock Exchange for not having enough independent directors on its Board. The notice was dated January 5, 2007 and the listing requirement cited was Section 121(B)(2)(c) which requires the Small Business Issuers maintain a Board of Directors of at least 50% independent directors. The action that will bring CAIT into compliance with the Exchange's requirements is attached as Exhibit 99.1. Attached as Exhibit 99.2 is CAIT's press release dated January 12, 2007, listing its noncompliance.

The registrant is aware of material noncompliance with the requirement of
Section 121(B)(2)(c) regarding the composition of the Board of Directors for Small Business Issuers. The American Stock Exchange requires the Board of Directors be comprised of at least at least 50% independent directors pursuant to Section 121(B)(2)(c) of the Amex Company Guide.

The registrant has until April 5, 2007, to cure the registrant's noncompliance and expects to announce the appointment of an independent director prior to that deadline. This will bring the registrant into compliance with the Exchange.



Item 9.01   Financial Statements and Exhibits.

(d) Exhibit

    Exhibit
     Number         Description of Exhibit
    -------         ---------------------------------------

     99.1           Action for Compliance with the Exchange's requirements

     99.2           Press release, dated January 12, 2007

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                      CAPITAL ALLIANCE INCOME TRUST, LTD.,
                         A Real Estate Investment Trust



Dated: January 12, 2007                          By:  /s/ Richard Wrensen
                                                      -----------------------
                                                      Richard J. Wrensen,
                                                      Chief Executive Officerr